UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 17, 2006


                         Concurrent Computer Corporation
                         -------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                0-13150             04-2735766
           --------                -------             ----------
       (State or Other          (Commission          (IRS Employer
        Jurisdiction            File Number)     Identification Number)
                                                   of Incorporation)

   4375 River Green Parkway, Suite 100, Duluth, Georgia      30096
   ----------------------------------------------------      -----
         (Address of Principal Executive Offices)          (Zip Code)

     Registrant's telephone number, including area code:  (678) 258-4000
                                                          --------------

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [_] Written commuications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  2.02.  RESULTS  OF  OPERATIONS  AND  FINANCIAL  CONDITION.

     On July 17, 2006, Concurrent Computer Corporation (the "Company") issued a press release containing information about the Company's financial condition and results of operations for its fourth fiscal quarter ended June 30, 2006. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

    (c) Exhibits

        THE  FOLLOWING  EXHIBIT  IS  FILED  HEREWITH:

EXHIBIT  NO.       DESCRIPTION
------------       -----------

99.1               Press  release  of Concurrent Computer Corporation, issued on
                   July  17,  2006.


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

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:     July  17,  2006.

CONCURRENT  COMPUTER  CORPORATION
(Registrant)


By:  /s/  Gregory  S.  Wilson
    --------------------------------------
Gregory  S.  Wilson
Chief  Financial  Officer



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
EXHIBIT  INDEX

EXHIBIT  NUMBER  AND  DESCRIPTION
---------------------------------

99.1     Press  Release  of  Concurrent Computer Corporation, issued on July 17,
         2006.



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